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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-32338.


                                                 /s/ ARTHUR ANDERSEN LLP
                                                 -------------------------
                                                     Arthur Andersen LLP


New York, New York
March 27, 2000